EXHIBIT A

         Pursuant to Rule 13d-1(k) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.


Dated: October 24, 2008                 By:   /s/ Kim M. Silva
                                             ---------------------------------
                                                   Kim M. Silva

                                             Attorney-in-Fact for:

                                             SPO PARTNERS II, L.P. (1)
                                             SPO PARTNERS II CO-INVESTMENT
                                                  PARTNERSHIP, L.P. (1)
                                             SPO ADVISORY PARTNERS, L.P. (1)
                                             SAN FRANCISCO PARTNERS II, L.P. (1)
                                             SF ADVISORY PARTNERS, L.P. (1)
                                             SPO ADVISORY CORP. (1)
                                             JOHN H. SCULLY (1)
                                             WILLIAM E. OBERNDORF (1)
                                             WILLIAM J. PATTERSON (1)
                                             EDWARD H. MCDERMOTT (1)
                                             J. STUART RYAN (1)
                                             PHOEBE SNOW FOUNDATION, INC. (1)
                                             THE ELIZABETH R. & WILLIAM J.
                                                  PATTERSON FOUNDATION (1)

                                             (1) A Power of Attorney
                                             authorizing Kim M. Silva to
                                             act on behalf of this
                                             person or entity has been
                                             previously filed with the
                                             Securities and Exchange
                                             Commission.